U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2006

HQ SUSTAINABLE MARITIME INDUSTRIES, INC.

(Exact name of registrant as specified in charter)

Delaware	000-18980	62-1407522
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Melbourne Towers, 1511 Third Avenue, Suite 788, Seattle, WA	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 206-621-9888

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms “we”, “us”, “our”, “our company” or “HQSM” refer to HQ Sustainable Maritime Industries, Inc., a Delaware corporation.

ITEM 3.02 – UNREGISTERED SALE OF EQUITY SECURITIES.

Effective November 8, 2006, the Company closed on a financing transaction with a group of private investors (“Investors”) of $5,000,000. After deducting commissions and other costs of the offering of $67,500, the Company shall receive proceeds of $4,932,500. The financing consisted of two components: (a) promissory notes of the Company (“Note” or “Notes”), in the principal aggregate amount of $5,000,000 and (b) warrants (“Warrants”) registered in the name of each Investor to purchase an aggregate of up to 4,000,000 shares of Common Stock.

The Notes are due November 1, 2009. The Notes are convertible into shares of the Company’s Common Stock $0.001 par value (the “Common Stock”) at a per share conversion price at the rate of $0.25 per share of Common Stock. The Notes shall accrue interest on the principal amount of the Notes at a rate per annum of six and one half percent (6.5%) and shall be payable, in arrears, subject to the terms and conditions of the Notes.

The Warrants expire on the fifth (5th) anniversary of the effective date of the reverse stock split effectuated to be effective by the Company after the Closing Date. The exercise price to acquire a share of Common Stock is equal to the Conversion Price under the Notes, currently at the rate of $0.25 per share of Common Stock.

Concurrently with the Closing, the exercise price of each of the warrants issued in connection with the issuance of the Company’s Convertible Notes in January 2006 will be adjusted to equal $0.30.

The offer and sale of the securities above were effected in reliance on the exemptions for sales of securities not involving a public offering, as set forth in Rule 506 promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and in Section 4(2) and Section 4(6) of the Securities Act and/or Rule 506 of Regulation D.

The shares of Common Stock underlying the securities sold in this financing transaction will be registered for resale on a Registration Statement to be filed by the Company in accordance with terms and conditions the subscription agreement, including exhibits, with the Investors, such subscription agreement, including exhibits, attached hereto as Exhibit 4.1.

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Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibits	Description
4.1	Form of Subscription Agreement between HQ Sustainable Maritime Industries, Inc. and Certain Investors, exhibits attached.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 13, 2006

HQ SUSTAINABLE MARITIME INDUSTRIES, INC.

By:	/s/ Norbert Sporns
Name:	Norbert Sporns
Title:	Chief Executive Officer and President

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Exhibit Index

Exhibits	Description
4.1	Form of Subscription Agreement between HQ Sustainable Maritime Industries, Inc. and Certain Investors

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